SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K
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                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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       Date of report (Date of earliest event reported) - October 14, 2003

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)





       Delaware                         0-24414                 75-1638027

(State of Incorporation)        (Commission File Number)      (IRS Employer
                                                           Identification No.)



                                 4441 Sigma Road
                               Dallas, Texas 75244



               (Address of Principal Executive Offices)(Zip Code)



       Registrant's telephone number, including Area Code - (972) 233-2903

Item 7.    Exhibits.


              (c) Exhibits.


                  Exhibit    Description
                  -------    -----------

                  99         Registrant's Press Release, dated October 14, 2003.


Item 12.  Results of Operations and Financial Condition.


The Registrant's press release, dated October 14, 2003, regarding its fourth quarter fiscal year 2003 results of operations and financial condition, is attached hereto as Exhibit 99 and incorporated by reference herein.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         RF MONOLITHICS, INC.




                                         By:      /s/ Harley E Barnes III
                                              -------------------------------
                                                  Harley E Barnes III
                                                  Chief Financial Officer




Date: October 14, 2003

                                  EXHIBIT INDEX


Exhibit                Description
-------                -----------

99                     Registrant's Press Release, dated October 14, 2003